UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: February 19,1999


                          FOUNTAIN COLONY VENTURES INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



             Colorado                 33-38214-D                  62-1458678
             --------                 ----------                  ----------
  (State or Other Jurisdiction    Commission File No.          (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                                 1621 Altivo Way
                          Los Angeles, California 90026
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (818) 980-0929

                         ------------------------------

       Registrant's Name or former address, if changed since last Report:
          Registrant's former name: Fountain Colony Holding Corporation


          This Report contains twenty-two sequentially numbered pages.

ITEM 1.

Plan of Merger

     On February 19, 1999 the Registrant, Fountain Colony Holding Corporation, a Delaware corporation, (the "Parent") entered into a Merger Agreement with its wholly owned subsidiary, Fountain Colony Ventures Inc., a Colorado corporation (the "Subsidiary"). The Subsidiary Corporation was the surviving entity of the Merger. The purpose of the Merger was to effectuate a change of domicile of the Parent Corporation from Delaware to Colorado.

     A copy of the following documents are appended to this filing:

     Exhibit 17. Articles of Incorporation of Fountain Colony Ventures Inc., a Colorado corporation, and amendment thereto.

     Exhibit 18. Plan and Agreement of Merger between Fountain Colony Holding Corporation, a Delaware corporation and Fountain Colony Ventures Inc, a Colorado corporation.

     Exhibit 19.    By-laws  of  Fountain   Colony  Ventures  Inc.,  a  Colorado
                    corporation.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             FOUNTAIN COLONY VENTURES INC.



                                             /s/ Patrick C. Brooks
                                             ---------------------
                                             Patrick C. Brooks
                                             Director, President and Secretary

Dated as of February 19, 1999


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